EXHIBIT 4.1


ICE                       Mark Heckert                   100 Church Street
ICE Data Services         Head of Pricing and Analytics  New York, NY 10007
                          ICE Data Services              Tel. 1 212.497.3316
                                                         Mob. 1 781.264.4907
                                                         Mark.Heckert@theice.com


                               September 17, 2019



Invesco Capital Markets Inc.
11 Greenway Plazas
Houston, TX 77046-1173


The Bank of New York
2 Hanson Place 12th floor
Brooklyn, New York 11217
Unit Investment Trust Dept.


                 RE: Invesco Unit Trusts, Municipal Series 1340
--------------------------------------------------------------------------------

Gentlemen:

   We have examined Registration Statement File No. 333-227984 for the above mentioned trust. We hereby acknowledge that ICE Data Pricing & Reference Data, LLC is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to ICE Data Pricing & Reference Data, LLC as evaluator.

   In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolios are the ratings indicated in our Securities Data Manager database as of the date of the evaluation report.

   You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                               Very truly yours,


                                                                /s/ Mark Heckert
                                                                ----------------

                                                                    Mark Heckert
                                                                       President







www.theice.com





ICE                       Mark Heckert                   100 Church Street
ICE Data Services         Head of Pricing and Analytics  New York, NY 10007
                          ICE Data Services              Tel. 1 212.497.3316
                                                         Mob. 1 781.264.4907
                                                         Mark.Heckert@theice.com


                               September 17, 2019



The Bank of New York
2 Hanson Place 12th floor
Brooklyn, New York 11217
Unit Investment Trust Dept.


                 RE: Invesco Unit Trusts, Municipal Series 1340
--------------------------------------------------------------------------------

Gentlemen:

   We are enclosing a list of bonds appearing in the portfolio of the above new series. The Offering prices listed herein reflect ICE Data Pricing & Reference Data, LLC evaluation of the market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.

                                                               Very truly yours,


                                                                /s/ Mark Heckert
                                                                ----------------

                                                                    Mark Heckert
                                                                       President


cc:      Invesco Capital Markets Inc.
         Morgan, Lewis & Bockius LLP




www.theice.com




ICE                       Mark Heckert                   100 Church Street
ICE Data Services         Head of Pricing and Analytics  New York, NY 10007
                          ICE Data Services              Tel. 1 212.497.3316
                                                         Mob. 1 781.264.4907
                                                         Mark.Heckert@theice.com


                               September 17, 2019


The Bank of New York
2 Hanson Place 12th floor
Brooklyn, New York 11217
Unit Investment Trust Dept.



                 RE: Invesco Unit Trusts, Municipal Series 1340
--------------------------------------------------------------------------------

Gentlemen:

   We are enclosing a list of bonds appearing in the portfolio of the above new series. The Bid prices herein reflect ICE Data Pricing & Reference Data, LLC evaluation of the current market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.

                                                               Very truly yours,



                                                                /s/ Mark Heckert
                                                                ----------------
                                                                    Mark Heckert
                                                                       President

cc:      Invesco Capital Markets Inc.
         Morgan, Lewis & Bockius LLP




www.theice.com